UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 17, 2005
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                         Monet Entertainment Group Ltd.
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             (Exact name of registrant as specified in its chapter)


        Colorado                       0-27609                    84-1391993
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID #)
     of incorporation)


222 Milwaukee Street, Suite 304, Denver, Colorado                    80206
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (303) 329-3479
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          (Former name or former address, if changed since last report)

Item 3.02         Unregistered Sales of Equity Securities

On November 16, 2005, the Registrant issued an option to acquire up to 2,000,000 shares of its common stock to Ephren Taylor, Jr., at an exercise price of $1.50 per share. The option is for two years, is immediately exercisable in whole or part. In addition, the option expires at the end of any fiscal quarter beginning December 31, 2005 in which the Optionee has exercised less than $10,000 of this Option (6,667 Shares) during said fiscal quarter. In addition, this Option may be terminated by the Registrant upon ten days written notice to the Optionee. The 2,000,000 shares would represent 25%% of the outstanding shares of common stock if all shares are issued.

With respect to the issuance of the option and the 2,000,000 shares of common stock, the Registrant relied on Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The securities were offered to an accredited investor who had access to all of the current public and material information available on the Registrant.

Mr. Taylor is expected to assist the Registrant in business development including but not limited to locating and evaluating potential privately held business or operations with which the Registrant will reorganize.

Ephren Taylor, age 23 has been involved in many industries including finance, religion, education, agriculture, real estate, human resources. Ephren started his first successful company at the age of 12 developing 3D video games. Afterwards at he started the successful internet company GoFerretGo.com in Overland Park, KS helping high school and college students find local employment. This company led to him getting a young entrepreneur of the year award from the state of Kansas department of commerce.

Ephren currently is the CEO of Ephren Capital Corporation, which owns a diversified portfolio of companies. The holdings include but are not limited to Own The Pond, Christian Capital, Green Mountain Springs Water, Amoro Auto, and Amoro Management. Ephren Capital is also heavily involved in real estate development in the states of Tennessee, Ohio, and Missouri with over $50 M in projects under management.

Through speaking engagements, he encourages audience members to take the steps necessary to reach success in their own lives and in their churches, schools, and civic organizations. Mr. Taylor is the author of four upcoming books How To Start A Company While Broke, 250 Tips For Real Estate Investing, 25 Myths of Stock Based Investing. Ephren actively seeks to educate others in entrepreneurship and finance.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MONET ENTERTAINMENT GROUP LTD.
                                            (Registrant)


                                            /s/ Stephen D. Replin
                                            ------------------------------
                                            (Signature)
                                            Stephen D. Replin,
                                            President



Date November 17, 2005